                GT GLOBAL DEVELOPING MARKETS FUND: ADVISOR CLASS

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1997

--------------------------------------------------------------------------------

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO THE FUND:

Mark Thorogood has been named a Portfolio Manager for the Fund. Mr. Thorogood joined Chancellor LGT Asset Management, Inc. (the "Manager") and LGT Asset Management PLC (London), an affiliate of the Manager, in May 1997 as a Portfolio Manager. Prior thereto, he worked for ING-Barings (Hong Kong) from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

[LOGO]

GROSX801M                                                       January 20, 1998